SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): February 19, 2010

SINO-GLOBAL SHIPPING
AMERICA, LTD.
(Exact name of registrant as specified in its charter)

Virginia	001-34024	11-3588546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136-56 39th Avenue, Room #305
Flushing, New York 11354
(Address of principal executive offices and zip code)

(718) 888-1814
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.

On February 19, 2010, the Registrant issued a press release disclosing the voting results of its annual shareholder meeting.  Both matters before the shareholders were approved.  As a result, Mr. Wang Jin and Mr. Zhang Mingwei have been elected as directors of the Registrant, and Friedman LLP will serve as the Registrant’s auditor for the year ending June 30, 2010.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.
99.1	Press release, dated February 19, 2010, entitled “Sino-Global Announces Results of 2010 Annual General Meeting of Shareholders.”

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINO-GLOBAL SHIPPING AMERICA, LTD.

By:	/s/ Cao Lei
Cao Lei
Chief Executive Officer

Dated:  February 19, 2010

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Press release, dated February 19, 2010, entitled “Sino-Global Announces Results of 2010 Annual General Meeting of Shareholders.”